Inventories	12 Months Ended
Dec. 31, 2021
Classes of current inventories [abstract]
INVENTORIES [Text Block]
13. INVENTORIES

Inventories consist primarily of materials and supplies and products of the Company’s operations, in varying stages of the production process, and are presented at the lower of weighted average cost or net realizable value.

	December 31, 2021	December 31, 2020
Finished goods - doré	$3,735	$2,812
Work-in-process	6,409	2,780
Stockpile	9,015	1,336
Silver coins and bullion	10,790	956
Materials and supplies	30,664	24,628
	$60,613	$32,512

The amount of inventories recognized as an expense during the period is equivalent to the total of cost of sales plus depletion, depreciation and amortization for the period. As at December 31, 2021 mineral inventories, which consist of stockpile, work-in-process and finished goods, include a $7.5 million (2020 - $nil) write-down which was recognized in cost of sales during the year.